Exhibit 99.1

Fox Factory Holding Corp. Announces Completion of Second Amendment and Restatement of its Revolving Credit and Term Loan Facility

Company Increases Financial Flexibility
Amendment Provides $100 Million Revolving Credit Facility and $75 Million Term Loan

SCOTTS VALLEY, California - May 16, 2016 - Fox Factory Holding Corp. (NASDAQ: FOXF) (“FOX” or the “Company”) today announced it has completed a second amendment and restatement of its credit facility and term loan (“amended credit facility”).

The amended credit facility includes a five-year $100 million senior-secured revolving credit facility and five-year $75 million senior-secured term loan facility, both of which expand the Company’s debt capacity under less restrictive covenants and mature in May, 2021. In addition, the amended and restated facility provides the Company with a $100 million accordion feature.

“We are very pleased to increase our financial flexibility through the enhancements made to our credit facility,” commented Larry L. Enterline, FOX’s Chief Executive Officer. “We believe this facility, in conjunction with our cash flows from operations, will adequately meet our capital requirements for future growth through the continued execution of our strategic initiatives and potential acquisitions. The facility also gives us the opportunity to return value to stockholders through additional share repurchases over the next several years. We appreciate the strong level of confidence from our lenders as we continue to execute on our long-term growth strategy.”

The credit facility is supported by a consortium of financial institutions with SunTrust Bank serving as Administrative Agent.

About Fox Factory Holding Corp. (NASDAQ: FOXF)
Headquartered in Scotts Valley, CA, FOX designs and manufactures high-performance ride dynamics products primarily for bicycles, side-by-side vehicles, on-road and off-road vehicles and trucks, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles. For more than three decades, FOX’s team of enthusiasts and professional athletes has been improving vehicle performance through a unique commitment to redefining ride dynamics.
FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release including earnings guidance may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the Company’s ability to meet capital requirements for future growth and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
CONTACT:
ICR
Katie Turner
646-277-1228
Katie.Turner@icrinc.com